                                                                     EXHIBIT 3.1


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------





                           BIOTRANSPLANT INCORPORATED

                           Incorporated under the laws

                            of the State of Delaware



                     --------------------------------------

                              AMENDED AND RESTATED

                                     BY-LAWS

                     --------------------------------------



                         As adopted on December 5, 2001



-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                           BIOTRANSPLANT INCORPORATED

                          AMENDED AND RESTATED BY-LAWS

                                      INDEX


ARTICLE I         Offices  ...................................................................................1

         SECTION 1.        Registered Office..................................................................1
         SECTION 2.        Other Offices......................................................................1

ARTICLE II        Stockholders................................................................................1

         SECTION 1.        Annual Meetings....................................................................1
         SECTION 2.        Special Meetings...................................................................1
         SECTION 3.        Notice of Meetings.................................................................1
         SECTION 4.        Quorum.............................................................................2
         SECTION 5.        Adjournments.......................................................................2
         SECTION 6.        Conduct of Meetings................................................................2
                  (a)      Chairman of Meeting................................................................2
                  (b)      Rules, regulations and Procedures..................................................3
                  (c)      Closing of Polls...................................................................3
                  (d)      Inspection.........................................................................3
                  (e)      Order of Business..................................................................3
         SECTION 7.        Voting.............................................................................4
         SECTION 8.        Nomination of Directors............................................................4
         SECTION 9.        Notice of Business at Annual Meetings..............................................6
         SECTION 10.       List of Stockholders...............................................................7
         SECTION 11.       No Action by Written Consent in Lieu of a Meeting..................................7

ARTICLE III       Board of Directors..........................................................................7

         SECTION 1.        General Powers.....................................................................7
         SECTION 2.        Number and Term of Office..........................................................7
         SECTION 3.        Election of Directors..............................................................7
         SECTION 4.        Resignation, Removal and Vacancies.................................................8
         SECTION 5.        Meetings...........................................................................8
                  (a)      Regular Meetings...................................................................8
                  (b)      Special Meetings...................................................................8
                  (c)      Notice of Meetings.................................................................8
                  (d)      Place of Meetings..................................................................8
                  (e)      Quorum and Manner of Acting........................................................9
                  (f)      Organization.......................................................................9
         SECTION 6.        Directors' Consent In Lieu of Meeting..............................................9


         SECTION 7.        Action by Means of Conference Telephone or Similar
                           Communications Equipment............................................................9
         SECTION 8.        Committees..........................................................................9
         SECTION 9.        Compensation of Directors..........................................................10

ARTICLE IV        Officers ...................................................................................10

         SECTION 1.        Executive Officers.................................................................10
         SECTION 2.        Authority and Duties...............................................................10
         SECTION 3.        Other Officers.....................................................................10
         SECTION 4.        Term of Office, Resignation and Removal............................................10
         SECTION 5.        Vacancies..........................................................................11
         SECTION 6.        The Chairman of the Board..........................................................11
         SECTION 7.        The President; Chief Executive Officer.............................................11
         SECTION 8.        The Treasurer......................................................................11
         SECTION 9.        The Secretary......................................................................11
         SECTION 10.       Salaries...........................................................................12

ARTICLE V         Contracts, Checks, Drafts, Bank Accounts, Etc...............................................12

         SECTION 1.        Execution of Documents.............................................................12
         SECTION 2.        Deposits...........................................................................12
         SECTION 3.        Proxies in Respect of Stock or Other Securities of Other Corporations..............12

ARTICLE VI        Shares and Their Transfer; Fixing Record Date...............................................13

         SECTION 1.        Issuance of Stock..................................................................13
         SECTION 2.        Certificates for Shares............................................................13
         SECTION 3.        Record.............................................................................13
         SECTION 4.        Transfers..........................................................................13
         SECTION 5.        Addresses of Stockholders..........................................................14
         SECTION 6.        Lost, Destroyed and Mutilated Certificates.........................................14
         SECTION 7.        Regulations........................................................................14
         SECTION 8.        Fixing Date for Determination of Stockholders of Record............................14

ARTICLE VII       Seal........................................................................................15

ARTICLE VIII      Fiscal Year.................................................................................15

ARTICLE IX        Indemnification and Insurance...............................................................15

         SECTION 1.        Indemnification....................................................................15
         SECTION 2.        Insurance..........................................................................16


ARTICLE X         General Provisions..........................................................................17

         SECTION 1.        Transactions with Interested Parties...............................................17
         SECTION 2.        Severability.......................................................................17
         SECTION 3.        Pronouns...........................................................................17

ARTICLE XI        Amendments..................................................................................17

                           BIOTRANSPLANT INCORPORATED


                                    ARTICLE I

                                     OFFICES

         SECTION 1. REGISTERED OFFICE. The registered office of BIOTRANSPLANT INCORPORATED (the "Corporation") in the State of Delaware shall be at 1209 Orange Street, City of Wilmington, County of New Castle, and the registered agent in charge thereof shall be Corporation Trust Company.

         SECTION 2. OTHER OFFICES. The Corporation may also have an office or offices at other place or places within or without the State of Delaware.

                                   ARTICLE II

                                  STOCKHOLDERS

         SECTION 1. ANNUAL MEETINGS. The annual meeting of the stockholders for the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be held at such place, date and hour as shall be fixed by the Board of Directors (the "Board"), the Chairman of the Board, if any, the Chief Executive Officer, if any, or the President and designated in the notice or waiver of notice thereof.

         SECTION 2. SPECIAL MEETINGS. A special meeting of the stockholders for any purpose may be called by the Board, the Chairman of the Board, if any, the Chief Executive Officer, if any, the President, the record holders of at least 20% of the shares of stock of the Corporation issued and outstanding entitled to vote at such meeting or the Secretary, to be held at such place, date and hour as shall be designated in the notice or waiver of notice thereof. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

         SECTION 3. NOTICE OF MEETINGS. Except as otherwise required by statute or by the Certificate of Incorporation, as amended or restated from time to time (the "Certificate of Incorporation"), or these By-laws, notice of each annual or special meeting of the stockholders shall be given to each stockholder of record entitled to vote at such meeting not less than 10 nor more than 60 days before the day on which the meeting is to be held, by delivering written notice thereof to him personally, or by mailing a copy of such notice, postage prepaid, directly to him at his address as it appears in the records of the Corporation, or by transmitting such notice to him at such address by telegraph, cable or other telephonic transmission. In addition, without limiting the manner by which notice otherwise may be given to stockholders, any notice shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the General Corporation Law of the State of Delaware) by the stockholder to whom the notice is given. Every such notice shall state the place and the date and hour of the meeting, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If notice is given by mail, such notice shall be deemed given when deposited in the United States mail, postage pre-paid directed to the stockholder at such stockholder's address as it appears on the records of the corporation. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the General Corporation Law of the State of Delaware. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy, or who shall, in person or by attorney thereunto authorized, waive such notice in writing, either before or after such meeting. Except as otherwise required by the Delaware Statute or these By-laws, neither the business to be transacted at, nor the purpose of, any meeting of the stockholders need be specified in any such waiver of notice.

         SECTION 4. QUORUM. At each meeting of the stockholders, except where otherwise provided by law or by the Certificate of Incorporation or these By-laws, the holders of a majority of the issued and outstanding shares of stock of the Corporation entitled to vote at such meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

         SECTION 5. ADJOURNMENTS. Any meeting of stockholders may be adjourned from time to time to any other place at which a meeting of stockholders may be held under these By-laws by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as secretary of such meeting. It shall not be necessary to notify any stockholder of any adjournment of less than 30 days if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting.

         SECTION 6. CONDUCT OF MEETINGS.

         (a) Chairman of Meeting. At each meeting of the stockholders, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

                  (i)      the Chairman of the Board, if any;

                  (ii)     the Chief Executive Officer, if any,

                  (iii)    the President or;

                  (iv) any other officer of the Corporation designated by the Board to act as chairman of such meeting and to preside thereat if the Chairman of the Board or Chief Executive Officer, if any, or the President shall be absent from such meeting.

         The Secretary, or if he shall be presiding over such meeting in accordance with the provisions of this Section 6 or absent from such meeting, the person (who shall be an Assistant

Secretary, if an Assistant Secretary has been appointed and is present) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

         (b) RULES, REGULATIONS AND PROCEDURES. The Board of Directors of the Corporation may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the Corporation as it shall deem appropriate including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as shall be determined; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

         (c) CLOSING OF POLLS. The chairman of the meeting shall announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed. If no announcement is made, the polls shall be deemed to have opened when the meeting is convened and closed upon the final adjournment of the meeting. After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted.

         (d) INSPECTION. In advance of any meeting of stockholders, the Board of Directors, the Chairman of the Board, if any, the Chief Executive Officer, if any, or the President shall appoint one or more inspectors to serve at any meeting of the stockholders. Any inspector may be removed, and a new inspector or inspectors appointed, by the Board at any time. Such inspectors shall decide upon the qualifications of voters, accept and count the votes for and against the question, respectively, declare the results of such vote, and subscribe and deliver to the secretary of the meeting a certificate stating the number of shares of stock issued and outstanding and entitled to vote thereon and the number of shares voted for and against the question, respectively. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any question other than a vote for or against his election to any position with the Corporation or on any other question in which he may be directly interested. Before acting as herein provided, each inspector shall subscribe an oath faithfully to execute the duties of an inspector with strict impartiality and according to the best of his ability.

         (e) ORDER OF BUSINESS. The order of business at each meeting of the stockholders shall be determined by the chairman of such meeting.

         SECTION 7. VOTING. Except as otherwise provided by law or by the Certificate of Incorporation or these By-laws, at each meeting of the stockholders, every stockholder of the Corporation shall be entitled to one vote in person or by proxy for each share of stock of the Corporation held by him and registered in his name on the books of the Corporation on the date fixed pursuant to Section 8 of Article VI as the record date for the determination of stockholders entitled to vote at such meeting. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee or his proxy may represent such stock and vote thereon. If shares or other securities having voting power stand in the record of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary shall be given written notice to the contrary and shall be furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

         (a) if only one votes, his act binds all;

         (b) if more than one votes, the act of the majority so voting binds all; and

         (c) if more than one votes, but the vote is evenly split on any particular matter, such shares shall be voted in the manner provided by law.

If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even-split for the purposes of this Section 7 shall be a majority or even-split in interest. The Corporation shall not vote directly or indirectly any share of its own capital stock. Any vote of stock may be given by the stockholder entitled thereto in person (including by means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such meeting) or by his proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized, delivered (including by electronic transmission) to the Secretary of the Corporation; provided, however, that no proxy shall be voted after three years from its date, unless said proxy provides for a longer period. At all meetings of the stockholders at which a quorum shall be present, all matters other than the election of directors shall be decided by the vote of a majority in interest of the stockholders present in person or by proxy at such meeting and voting on such matter, except when a different vote is required by law, the Certificate of Incorporation or these By-laws. When a quorum is present at any meeting, any election by stockholders of directors shall be determined in accordance with
Section 3 of Article III of these By-laws.

         SECTION 8. NOMINATION OF DIRECTORS.

         (a) Except for (i) any directors entitled to be elected by the holders of preferred stock or any other securities of the Corporation (other than common stock) and (ii) any directors elected in accordance with Section 4 of Article III hereof by the Board of Directors to fill a vacancy, only persons who are nominated in accordance with the procedures in this Section 8 shall be eligible for election as directors. Nomination for election to the Board of Directors of the Corporation at a meeting of stockholders may be made (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who (x) complies with the notice procedures set forth in paragraph
(b) of this Section 8 and (y) is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting.

         (b) To be timely, a stockholder's notice must be received by the Secretary at the principal executive offices of the Corporation as follows: (x) in the case of an election of directors at an annual meeting of stockholders, not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year's annual meeting, a stockholder's notice must be so received not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of (A) the sixtieth day prior to such annual meeting and
(B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (y) in the case of an election of directors at a special meeting of stockholders, not earlier than the ninetieth day prior to such special meeting and not later than the close of business on the later of
(i) the sixtieth day prior to such special meeting and (ii) the tenth day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

         The stockholder's notice to the Secretary shall set forth: (a) as to each proposed nominee (i) such person's name, age, business address and, if known, residence address, (ii) such person's principal occupation or employment,
(iii) the class and number of shares of stock of the Corporation which are beneficially owned by such person, and (iv) any other information concerning such person that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; (b) as to the stockholder giving the notice (i) such stockholder's name and address, as they appear on the Corporation's books, (ii) the class and number of shares of stock of the Corporation which are owned, beneficially and of record, by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder and (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice; and (c) as to the beneficial owner, if any, on whose behalf the nomination is being made (i) such beneficial owner's name and address, (ii) the class and number of shares of stock of the Corporation which are beneficially owned by such beneficial owner, and (iii) a description of all arrangements or understandings between such beneficial owner and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made. In addition, to be effective, the stockholder's notice must be accompanied by the written consent of the proposed nominee to serve as a director if elected. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

         (c) The chairman of any meeting shall, if the facts warrant, determine that a nomination was not made in accordance with the provisions of this Section 8, and if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

         (d) Except as otherwise required by law, nothing in this Section 8 shall obligate the Corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the Corporation or the Board of Directors information with respect to any nominee for director submitted by a stockholder.

         SECTION 9. NOTICE OF BUSINESS AT ANNUAL MEETINGS.

         (a) At any annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder (i) if such business relates to the election of directors of the Corporation, the procedures in Section 8 of this Article I must be complied with and (ii) if such business relates to any other matter, the stockholder must (x) have given timely notice thereof in writing to the Secretary in accordance with the procedures set forth in Section 10 (b) and (y) be a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such annual meeting.

         (b) To be timely, a stockholder's notice must be received by the Secretary at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year's annual meeting, a stockholder's notice must be so received not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of (A) the sixtieth day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

         The stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of shares of stock of the Corporation which are owned, of record and beneficially, by the stockholder and beneficial owner, if any, (iv) a description of all arrangements or understandings between such stockholder or such beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of the stockholder or such beneficial owner, if any, in such business, and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at any annual meeting of stockholders except in accordance with the procedures set forth in this Section 9; provided that any stockholder proposal which complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the Corporation's proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Section 9.

         The chairman of any meeting shall, if the facts warrant, determine that business was not properly brought before the meeting in accordance with the provisions of this Section 9, and if the chairman should so determine, the chairman shall so declare to the meeting and such business shall not be brought before the meeting.

         SECTION 10. LIST OF STOCKHOLDERS. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger to prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to any such meeting, during ordinary business hours, for a period of at least 10 days prior to such meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         SECTION 11. NO ACTION BY WRITTEN CONSENT IN LIEU OF A MEETING. Stockholders of the Corporation may not take any action by written consent in lieu of a meeting.

                                  ARTICLE III

                               BOARD OF DIRECTORS

         SECTION 1. GENERAL POWERS. The business, property and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation directed or required to be exercised or done by the stockholders. In the event of a vacancy on the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full board until the vacancy is filled.

         SECTION 2. NUMBER AND TERM OF OFFICE. Except as may be otherwise expressly provided by the Certificate of Incorporation, the number of directors shall be three or such other number as shall be fixed from time to time by the Board. Directors need not be stockholders. Each director shall hold office until his successor is elected and qualified, or until his earlier death or resignation or removal in the manner hereinafter provided.

         SECTION 3. ELECTION OF DIRECTORS. At each meeting of the stockholders for the election of directors at which a quorum is present, the persons receiving the greatest number of votes, up to the number of directors to be elected, of the stockholders present in person or by proxy and entitled to vote thereon shall be the directors; provided, that no stockholder shall be allowed to cumulate his votes.

         SECTION 4. RESIGNATION, Removal and Vacancies. Any director may resign at any time by giving written notice to the Board, the Chairman of the Board, if any, the Chief Executive Officer, if any, the President or the Secretary. Such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Any director or the entire Board may be removed, with or without cause, at any time by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.

         Vacancies occurring in the Board for any reason, including a vacancy resulting from an enlargement of the Board, shall only be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director or by the directors' written consent pursuant to Section 6 of this Article III. Such vacancies may be filled by vote of a majority of the directors then in office, whether or not less than a quorum. A director elected to fill a vacancy shall be elected to hold office until the next election of directors, subject to the election and qualification of a successor and to such directors, subject to the election and qualification of a successor and to such director's earlier death, resignation or removal.

         SECTION 5. MEETINGS.

         (a) REGULAR MEETINGS. Regular meetings of the Board may be held without notice at such time and place as shall be determined from time to time by the Board; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board may be held without notice immediately after and at the same place as the annual meeting of stockholders.

         (b) SPECIAL MEETINGS. Special meetings of the Board may be held at any time and place designated in a call by the Chairman of the Board, if any, the Chief Executive Officer, if any, the President, two or more directors, or by one director in the event that there is only a single director in office.

         (c) NOTICE OF MEETINGS. The Secretary or the officer or one of the directors calling the meeting shall give notice to each director of each meeting, including the time, place and purpose of such meeting. Notice of each such meeting shall be duly given if (i) mailed to each director, addressed to him at his residence or usual place of business, at least 72 hours in advance of the meeting (ii) sent to him at such place by telegraph, cable, or electronic mail, or delivering written notice by hand, to such director's last known business, home or electronic mail address at least 48 hours in advance of meeting, or (iii) delivered personally or by telephone not later than 24 hours in advance of the meeting, but notice need not be given to any director who shall attend such meeting. A written waiver of notice, signed by the person entitled thereto, whether before or after the time of the meeting stated therein, shall be deemed equivalent to notice. A notice or waiver of a meeting of the Board need not specify the purposes of the meeting.

         (d) PLACE OF MEETINGS. The Board may hold its meetings at such place or places within or without the State of Delaware as the Board may from time to time determine, or as shall be designated in the respective notices or waivers of notice thereof.

         (e) QUORUM AND MANNER OF ACTING. A majority of the total number of directors shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board, except as otherwise expressly required by law, the Certificate of Incorporation or these By-laws. In the event one or more directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each director so disqualified, provided that in no case shall less than one third of the number of directors fixed pursuant to Section 2 of this
Article III constitute a quorum. In the absence of a quorum for any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

         (f) ORGANIZATION. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside, in the following order of precedence:

                  (i)      the Chairman of the Board, if any;

                  (ii)     the Chief Executive Officer, if any,

                  (iii)    the President (if a director); or

                  (iv) any director chosen by a majority of the directors present.

         The Secretary or, in the case of his absence, any person (who shall be an Assistant Secretary, if an Assistant Secretary has been appointed and is present) whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

         SECTION 6. DIRECTORS' CONSENT IN LIEU OF MEETING. Any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all the directors on the Board or committee, as the case may be, and such consent is filed with the minutes of the proceedings of the Board or committee, as the case may be.

         SECTION 7. ACTION BY MEANS OF CONFERENCE TELEPHONE OR SIMILAR COMMUNICATIONS EQUIPMENT. Any one or more members of the Board may participate in a meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

         SECTION 8. COMMITTEES. The Board may designate one or more committees, each consisting of at least one director of the Corporation, which to the extent provided in such resolution, except as otherwise provided by law, shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it, such committee or committees to have such name or names as may be determined from time to time by resolution adopted by the Board. Each such committee shall keep minutes and make such reports as the Board may from time to time request. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. The Board shall have the power to change the members of any such committee at any time, either with or without cause, to fill vacancies and to discharge any such committee, either with or without cause, at any time.

         SECTION 9. COMPENSATION OF DIRECTORS. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board may from time to time determine. No such payment shall preclude any director from serving the Corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

                                   ARTICLE IV

                                    OFFICERS

         SECTION 1. EXECUTIVE OFFICERS. The executive officers of the Corporation shall be a President, a Treasurer and a Secretary and may include a Chairman of the Board and such other officers as the Board may appoint pursuant to Section 3 of this Article IV specifically designated as executive officers of the Corporation. No officer need be a stockholder. Any two or more offices may be held by the same person.

         SECTION 2. AUTHORITY AND DUTIES. All offices, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these By-laws or, to the extent so provided, by the Board.

         SECTION 3. OTHER OFFICERS. The Corporation may have such other officers, employees and agents as the Board may deem necessary, including one or more Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers, each of whom shall hold office for such period, have such authority, and perform such duties as the Board, the Chairman of the Board, if any, or the President may from time to time determine. The Board may delegate to any executive officer the power to appoint or remove any such officers, employees and agents.

         SECTION 4. TERM OF OFFICE, RESIGNATION AND REMOVAL. Subject to the provisions of Section 3 of this Article IV, all officers shall be elected or appointed by the Board and shall hold office for such term as may be prescribed by the Board. Except as otherwise provided by law, by the Certificate of Incorporation or by these By-laws, each officer shall hold office until his successor has been elected or appointed and qualified or until his earlier death or resignation or removal in the manner hereinafter provided. The Board may require any officer to give security for the faithful performance of his duties.

         Any officer may resign at any time by giving written notice to the Board, the Chairman of the Board, if any, the President or the Secretary. Such resignation shall take effect at the time specified therein or, if the time be not specified, at the time it is accepted by action of the Board. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

         Each officer, employee and agent shall be subject to removal at any time by a vote of a majority of the entire number of directors then in office, or by any executive officer to whom the Board has delegated the power to remove such officer, employee or agent, with or without cause.

         Except as the Board may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following such officer's resignation or removal, or any right to damages on account of such removal, whether such officer's compensation by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the Corporation.

         SECTION 5. VACANCIES. If the office of President, Treasurer or Secretary becomes vacant for any reason, the Board shall fill such vacancy, and if any other office becomes vacant, the Board or any executive officer to whom the Board has delegated such power may fill such vacancy. Unless otherwise provided, upon such appointment or election or unless reappointed or reelected, any officer appointed or elected to fill any vacancy shall serve only until such time as the unexpired term of his predecessor shall have expired and until a successor is elected and qualified, or until such officer's earlier death, resignation or removal.

         SECTION 6. THE CHAIRMAN OF THE BOARD. The Board may appoint from its members a Chairman of the Board. If there shall be a Chairman of the Board, he shall preside at meetings of the Board and of the stockholders at which he is present, and shall give counsel and advice to the Board and the officers of the Corporation on all subjects concerning the welfare of the Corporation and the conduct of its business. He shall perform such other duties as the Board may from time to time determine.

         SECTION 7. THE PRESIDENT; CHIEF EXECUTIVE OFFICER. Unless the Board of Directors has designated the Chairman of the Board or another person as the Corporation's Chief Executive Officer, the President shall be the Chief Executive Officer of the Corporation. The Chief Executive Officer shall have general charge and supervision of the business of the Corporation subject to the direction of the Board. The President shall perform such other duties and shall have such other powers as the Board and the Chief Executive Officer (if the Chairman of the Board or another person is serving in such position) may from time to time prescribe.

         SECTION 8. THE TREASURER. The Treasurer shall have the care and custody of the corporate funds and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board, if any, the President and the directors, at regular meetings of the Board, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation, and shall perform all other duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Chairman of the Board, if any, the President or the Board.

         SECTION 9. THE SECRETARY. The Secretary shall, to the extent practicable, attend all meetings of the Board and all meetings of the stockholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose. He shall give, or cause to be given, notice of all meetings of the stockholders and of the Board. He shall keep in safe custody the seal of the Corporation and affix the same to any duly authorized instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the Treasurer, an Assistant Treasurer or an Assistant Secretary. He shall keep in safe custody the certificate books and stockholder records and such other books and records as the Board may direct and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Chairman of the Board, if any, the President or the Board.

         In the absence of the Secretary at any meeting of stockholders or directors, the chairman of the meeting shall designate a temporary secretary to keep a record of the meeting.

         SECTION 10. SALARIES. Officers of the Corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board.

                                   ARTICLE V

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

         SECTION 1. EXECUTION OF DOCUMENTS. The Board shall designate the officers, employees and agents of the Corporation who shall have power to execute and deliver deeds, contracts, mortgages, bonds, debentures, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation (including the power to affix the seal of the Corporation and to attest thereto), and may authorize such officers, employees and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation; and, unless so designated or expressly authorized by these By-laws, no officer, employee or agent shall have any power or authority to bind the Corporation by any contract or engagement, to pledge its credit or to render it liable pecuniarily for any purpose or to any amount.

         SECTION 2. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board, the Treasurer or any other officer of the Corporation to whom power in this respect shall have been given by the Board, shall select.

         SECTION 3. PROXIES IN RESPECT OF STOCK OR OTHER SECURITIES OF OTHER CORPORATIONS. The Board shall designate the officers of the Corporation who shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation, and to vote or consent in respect of such stock or securities. Such designated officers may instruct the person or persons so appointed as to the manner of exercising such powers and rights, and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, such written proxies, powers of attorney or other instruments as they may deem necessary or proper in order that the Corporation may exercise its powers and rights.

                                   ARTICLE VI

                  SHARES AND THEIR TRANSFER; FIXING RECORD DATE

         SECTION 1. ISSUANCE OF STOCK. Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any shares of the authorized capital stock of the Corporation held in the corporation's treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board in such manner, for such lawful consideration and on such terms as the Board may determine.

         SECTION 2. CERTIFICATES FOR SHARES. Every owner of stock of the Corporation shall be entitled to have a certificate certifying the number and class or series of shares owned by him in the Corporation, which shall be in such form as shall be prescribed by the Board. Certificates shall be numbered and issued in consecutive order and shall be signed by, or in the name of, the Corporation by the Chairman of the Board, if any, the President or any Vice President and by the Treasurer (or an Assistant Treasurer) or the Secretary (or an Assistant Secretary). Any or all of the signatures on the certificate may be a facsimile. In case any officer or officers who shall have signed any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate had not ceased to be such officer or officers of the Corporation.

         Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, these By-laws, applicable securities laws or any agreement among any number of stockholders or among such holders and the Corporation shall have conspicuously noted on the front or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

         SECTION 3. RECORD. A record in one or more counterparts shall be kept of the name of the person, firm or corporation owning the shares represented by each certificate for stock of the Corporation issued, the number of shares represented by each such certificate, the date thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the person in whose name shares of stock stand on the stock record of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

         SECTION 4. TRANSFERS. Except as otherwise established by rules and regulations adopted by the Board, and subject to applicable law, shares of stock may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the Corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-laws.

         SECTION 5. ADDRESSES OF STOCKHOLDERS. Each stockholder shall designate to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to him, and, if any stockholder shall fail to designate such address, corporate notices may be served upon him by mail directed to him at his post office address, if any, as the same appears on the share record books of the Corporation or at his last known post office address.

         SECTION 6. LOST, DESTROYED AND MUTILATED CERTIFICATES. The holder of any shares of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor, and the Board may, in its discretion, cause to be issued to him a new certificate or certificates for shares, upon the surrender of the mutilated certificates or, in the case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction, and the Board may, in its discretion, require the owner of the lost or destroyed certificate or his legal representative to give the Corporation a bond in such sum and with such surety or sureties as it may direct to indemnify the Corporation or any transfer agent or registrar against any claim that may be made against it on account of the alleged loss or destruction of any such certificate.

         SECTION 7. REGULATIONS. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these By-laws, concerning the issue, transfer and registration of certificates for stock of the Corporation.

         SECTION 8. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD.

         (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall be not more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, the Board may fix a new record date for the adjourned meeting.

         (b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

                                  ARTICLE VII

                                      SEAL

         The Board may provide a corporate seal, which shall in the form of a circle and shall bear the full name of the Corporation and the words and figures "Corporate Seal -- 1990 Delaware."

                                  ARTICLE VIII

                                   FISCAL YEAR

         The fiscal year of the Corporation shall be the calendar year unless otherwise determined by the Board.

                                   ARTICLE IX

                          INDEMNIFICATION AND INSURANCE

         SECTION 1. Indemnification.

         (a) As provided in the Certificate of Incorporation, to the fullest extent permitted by the Delaware Statute, a director of this Corporation shall not be liable to the Corporation or its stockholders for breach of fiduciary duty as a director.

         (b) Without limitation of any provision eliminating or limiting the liability of a director pursuant to the Delaware Statute, any person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official or in any other capacity while holding such office, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware Statute, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith, and such indemnification shall continue as to an indemnitee who has ceased to be a director or designated officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Section l(c) of this Article IX with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding initiated by such indemnitee only if such proceeding initiated by such indemnitee was authorized by the Board. The right to indemnification conferred in this Article IX shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"), only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

         (c) If a claim under Section l(b) of this Article IX is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of any undertaking, the indemnitee shall be entitled to be paid also the expenses of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware Statute. Neither the failure of the Corporation (including the Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware Statute, nor an actual determination by the Corporation (including the Board, independent legal counsel or stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the Corporation.

         (d) The rights to indemnification and the advancement of expenses conferred in this Article IX shall not be exclusive of any other rights which any person may have or hereafter acquire pursuant to any statute, the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors or otherwise.

         SECTION 2. INSURANCE. The Corporation may purchase and maintain insurance, at its expense, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any expense, liability or loss, whether or not the Corporation would have the power to Indemnify such person against such expense, liability or loss under this
Article IX or the Delaware Statute.

                                   ARTICLE X

                               GENERAL PROVISIONS

         SECTION 1. TRANSACTIONS WITH INTERESTED PARTIES. No contract or transaction between the Corporation and one or more of the directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or a committee of the Board at which the contract or transaction is authorized or solely because any such director's or officer's votes are counted for such purpose, if:

         (a) The material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum;

         (b) The material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

         (c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee of the Board, or the stockholders.

         Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

         SECTION 2. SEVERABILITY. Any determination that any provision of these By-laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-laws.

         SECTION 3. PRONOUNS. All pronouns used in these By-laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

                                   ARTICLE XI

                                   AMENDMENTS

         Any by-law (including these By-laws) may be adopted, amended or repealed by the vote of the holders of a majority of the shares then entitled to vote at an election of directors, or by vote of the Board or by the directors' written consent pursuant to Section 6 of Article III.